Principal Life Insurance Company 711 High Street, Des Moines, IA 50392 515 247 5111 tel

May 2, 2019

Via EDGAR

Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

RE:    Principal Life Insurance Company Separate Account B (“Registrant”)
File No. 811-02091

Ladies and Gentlemen:

Pursuant to Rule 497(j) under the Securities Act of 1933, as amended (the "Act"), the Registrant certifies that the form of Prospectus and Statement of Additional Information that would have been filed under Rule 497(b) or (c) under the Act for each Contract listed below would not have differed from those contained in the Amendment identified below for each such Contract.

Contract Name	Amendment No.	Registration No.
Principal Flexible Variable Annuity	37	033-74232
Principal Flexible Variable Annuity with Purchase Payment Credit Rider	21	333-40254
Principal Freedom Variable Annuity	21	333-63401
Principal Freedom 2 Variable Annuity	13	333-128079
Principal Investment Plus Variable Annuity	36	333-116220
Principal Investment Plus Variable Annuity	15	333-188293
Personal Variable	35	033-44670
Premier Variable	35	033-44565
Principal Pivot Series Variable Annuity	10	333-197214
Principal Lifetime Income Solutions	15	333-171650
Principal Lifetime Income Solutions II Variable Annuity	5	333-213890

The Amendments were filed electronically with the Securities and Exchange Commission on April 29, 2019 and are the most recent post-effective amendments to the Registrant’s registration statement with respect to the Contracts.

If you have any questions regarding this filing, please call me at 515-362-1784.

Very truly yours,

/s/ Steve Gallaher

Steve Gallaher
Assistant General Counsel, Registrant